UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Bio-Path Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIO-PATH HOLDINGS, INC.
3293 Harrison Boulevard, Suite 230,
Ogden, UT 84403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 15, 2009

The Annual Meeting of Shareholders of Bio-Path Holdings (the “Company”) will be held on July 15, 2009 at 5:00 p.m. local time at the Hilton Salt Lake City Center, 255 South, West Temple SLC, UT 84101 in the Salon 3 Room.   The Annual Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:

1.           To elect four (4) directors to hold office until the 2010 Annual Meeting of Shareholders and until their successors are elected and qualified.

2.           To ratify the appointment of Mantyla, McReynolds, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

3.           To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 15, 2009 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.  A list of shareholders entitled to vote at the meeting will be available for inspection at the Company’s offices at 3293 Harrison Boulevard, Suite 230, Ogden, UT 84403 for at least 10 days prior to the meeting, and will also be available for inspection at the meeting.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

    /s/ Peter H. Nielsen
    Chairman and Chief Executive Officer

Ogden, Utah
June 8, 2009

BIO-PATH HOLDINGS, INC.
3293 Harrison Boulevard, Suite 230, Ogden, UT 84403

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
July 15, 2009

Bio-Path Holdings, Inc. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on July 15, 2009 at 5:00 p.m. local time at the Hilton Salt Lake City Center, 255 South, West Temple SLC, UT 84101 in the Salon 3 Room, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to shareholders on or about June 8, 2009.

The Annual Meeting is being held for the following purposes, as more fully described in this Proxy Statement:

1.           To elect four (4) directors to hold office until the 2010 Annual Meeting of Shareholders and until their successors are elected and qualified.

2.           To ratify the appointment of Mantyla, McReynolds, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

3.           To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on July 15, 2009:

The Proxy Statement and Bio-Path Holdings’ 2008 Annual Report on Form 10-K to shareholders are also available on Bio-Path Holdings’ website at www.biopathholdings.com.

VOTING

Record Holders

You may own common stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder. If your shares are registered directly in your name, we are sending these proxy materials directly to you. If the record holder of your shares is a nominee, you will receive proxy materials from such record holder.

Quorum

Only holders of the Company’s common stock as of the close of business on May 15, 2009 (the “Record Date”) are entitled to vote at the Annual Meeting. Shareholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 41,923,602 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of shareholders present at the meeting for purposes of determining whether a quorum is present.

Each shareholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such shareholder on the Record Date. Shareholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards.

Under Utah law and the Company’s Amended and Restated Articles of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if shareholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Proxies

If the enclosed form of Proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, the Proxy will be voted FOR the election of the four nominees to the Board of Directors listed in the Proxy, unless the authority to vote for the election of such nominees is withheld, and, if no contrary instructions are given, the Proxy will be voted FOR the approval of Proposal Two described in the accompanying Notice and this Proxy Statement.

Revocation of Proxy

A shareholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 3293 Harrison Boulevard, Suite 230, Ogden, UT 84403 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.

Voting instructions

            You are entitled to one vote at the Annual Meeting for each common share of Bio-Path Holdings you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the Meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote personally at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of Bio-Path Holdings.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name,” you should check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card.  Shareholders of Record may not vote by internet or telephone, but may vote in person or by proxy.

For the election of directors, the four (4) nominees who receive the most votes for each seat will be elected to the four (4) available memberships on the Board (i.e. by a plurality of votes cast).  If you return a signed proxy form indicating your abstention or attend the Annual Meeting but choose to abstain from voting on any proposal (revoking your proxy), you will be considered present at the Annual Meeting and not voting in favor of the proposal.  Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal.

Holders of common shares are not entitled to cumulative voting rights.

Solicited by Board of Directors; Costs

The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company.

The Company will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or any other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies by any process other than by mail.

Householding matters

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of this notice and proxy statement may have been sent to multiple stockholders in your household.  If you would prefer to receive separate copies of a proxy statement either now or in the future, please contact our transfer agent, Fidelity Transfer Company, at 8915 South 700 East, Sandy, UT 84070. Upon written request, we will provide a separate copy of this proxy statement.  In addition, shareholders sharing an address can request delivery of a single copy of proxy statements if you are receiving multiple copies upon written request to our Corporate Secretary at the address stated above.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will vote on the election of four (4) directors to serve until the annual meeting of shareholders in 2010 and until their successors are elected and qualified.  We currently have four directors, two of whom we consider to be independent directors.  We have attempted to expand the size of our Board of Directors by adding additional directors to our Board, but due to our small size, startup status, and lack of revenue, we have not yet been able to attract additional directors with the backgrounds and experience that we believe would be helpful to our operations and future growth. We will continue to seek out additional qualified persons to serve as Board members.  We currently do not have a nomination committee and accordingly our entire Board of Directors serve as our nomination committee.

The Board of Directors has unanimously nominated Peter H. Nielsen, Douglas P. Morris, Thomas Garrison, MD and Gillian Ivers-Read, BSc for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors.  If a nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The nominated Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Shareholders do not have cumulative voting rights in the election of directors.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of each of the nominees for director.

Nominees for Directors

The name, age, principal occupation, other business affiliations and certain other information concerning the nominees for election as directors of the Company for a term ending at the 2010 annual meeting of shareholders is set forth below. Each of the nominees is currently a director of the Company.
Name	Age	Position	Term Expires on the Annual Meeting held in the Year

Peter H. Nielsen	59	Chief Executive Officer/President/Chief Financial Officer/Treasurer/Chairman of the Board and Director	2009

Douglas P. Morris	53	Vice President of Corporate Development/Secretary/Director	2009

Thomas Garrison, MD	51	Director	2009

Gillian Ivers-Read, BSc	55	Director	2009

Peter H. Nielsen, CEO is a co-founder of Bio-Path, serving as its Chief Executive Officer, President and Chief Financial Officer/Treasurer and Chairman of the Board of Directors. Mr. Nielsen has developed a close working relationship over the last five years with key individuals at M. D. Anderson  Cancer Center and suppliers. Mr. Nielsen has a broad management background in senior management, leading turnarounds of several large companies.  He also has experience in finance, product development, cost and investment analysis, manufacturing and planning.  He has also worked with several other biotech companies developing and executing on strategies for growth and is currently a Director of Synthecon, Inc., a manufacturer of 3D bioreactors.  Prior to joining Bio-Path, Mr. Nielsen served as Chief Financial Officer of Omni Energy Services Corp., a NASDAQ traded energy Services Company.  Mr. Nielsen was a Lieutenant in the U.S. Naval Nuclear Power program where he was Director of the Physics Dept. and was employed at Ford Motor Company in product development.  He holds engineering and M.B.A. finance degrees from the University of California-Berkeley.

Douglas P. Morris is a co-founder of Bio-Path serving as its Vice President of Corporate Development, Secretary and a Director. Since 1993, Mr. Morris has been an officer and director of Celtic Investment, Inc., a financial services company. Celtic Investment owns Celtic Bank, an FDIC insured industrial loan company chartered under the laws of the State of Utah. Since 1990, Mr. Morris owns and operates Hyacinth Resources, LLC (“Hyacinth”).  Hyacinth is a privately held business consulting firm. Hyacinth consults with privately held and publicly held corporations relating to management, merger and acquisitions, debt and equity financing, capital market access, and market support for publicly traded securities. Hyacinth also holds investments purchased by Mr. Morris.  Mr. Morris has recently formed Sycamore Ventures, LLC, a privately-held consulting firm.  Mr. Morris has a BA from Brigham Young University and a Masters in Public Administration from the University of Southern California.

Thomas Garrison, MD is a practicing medical doctor with over twenty years experience in the clinical medical field with extensive administration responsibilities.  He is residency trained and board certified in emergency medicine. He has extensive experience in high-acuity, high-volume emergency departments with large trauma referral bases.  He continues to be Chief or Chair person over hospital Emergency Departments and has co-authored several textbooks on emergency medicine.  In addition to his professional medical career, he has been involved in a number of successful entrepreneurial pursuits.  He is currently involved in Advanced Laser Clinics, Inc., serving as Corporate Medical Director for this growing national company.  He is responsible for medical oversight, written policies, regulatory input, equipment selection, pharmaceuticals, training and other medically relevant issues.  He received his Doctor of Medicine, Uniformed Services University of the Health Sciences, Bethesda, Maryland in 1982, and his Bachelor of Science; Chemistry Major, Engineering Minor from the University of Utah in 1978.

Gillian Ivers-Read, BSc.  Ms. Ivers-Read is and has been since April 2002, Executive Vice President, Development Operations of Pharmion Corp., a publicly held biotech company.  She recently resigned to follow other pursuits.  From 1996 to 2001, she held various regulatory positions with Hoechst Marion Roussel and its successor Aventis Pharmaceuticals, Inc., where she most recently held the position of Vice President, Global Regulatory Affairs. From 1994 to 1996, she was Vice President, Development and Regulatory Affairs for Argus Pharmaceuticals and from 1984 to 1994 she served as a regulatory affairs director for Marion Merrell Dow.

Criteria for Board Membership.  In selecting candidates for appointment or re-election to the Board, the Board considers, and in the future will consider, the availability of candidates with appropriate balance of experience, skills and characteristics required of the Board of Directors.  We will attempt to increase the size of our Board in such a manner so that, in the future, at least a majority of the directors are independent.

As soon as we meet applicable listing criteria, we intend to seek listing on an exchange or on the Nasdaq Stock Market.  When, and if that were to happened, of which there can be no assurance, we would be required to (i) have a majority of independent directors, (ii) have an audit committee with the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market or the applicable exchange; (iii) and at least one of audit committee member that qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission

Nominees for director are selected on the basis of their availability, depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Shareholder Nominees. Our Board, and once we have a nominating committee, the nominating committee, will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the nominating committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the shareholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Shareholder Proposals for 2010 Annual Meeting” below.

Process for Identifying and Evaluating Nominees.   Our Board believes the Company is well-served by its current directors.   In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Board will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors.  In the future, if an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual shareholder meetings, our Board will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought.  Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Board deems appropriate, a third-party search firm. The Board will evaluate each candidate's qualifications and check relevant references.

The Company has never received a proposal from a shareholder to nominate a director.  Although the Board has not adopted a formal policy with respect to shareholder nominees, the committee expects that the evaluation process for a shareholder nominee would be similar to the process outlined above.

Director Compensation

Currently, outside directors received cash compensation of $500 for each Board meeting attended and $250 for each telephonic Board meeting that they participate in.  Outside directors also receive annual stock options to purchase 25,000 shares of the Company’s common stock for each 12 month period they serve as a director.

Required Vote

The four nominees receiving the highest number of affirmative votes of the outstanding shares of Common Stock, present or represented and entitled to be voted for such nominees, shall be elected as directors for a term ending upon the 2010 annual meeting of shareholders or until their successors are duly elected and qualified. The Proxies cannot be voted for a greater number of persons than four.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of the nominees listed above.

CORPORATE GOVERNANCE

The Company’s Board of Directors met three times during fiscal 2008 and action was taken by unanimous written consent twelve times. Each member of the Board attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of Committees on which such member served, during the period of such member’s service.

Board Committees

Our common stock is currently traded on the OTCBB.  We currently have only four directors, two of which, Thomas Garrison, MD and Gillian Ivers-Read, BSc, we consider to be independent directors. Because our stock is not traded on an exchange or NASDAQ, we are not subject to various requirements regarding committees and other matters. We currently have a compensation committee of the Board of Directors consisting of Gillian Ivers-Read, BSc and Douglas P. Morris.  The compensation committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.

Currently we have no audit committee and our entire Board of Directors oversees the accounting and financial reporting processes of the Company and audits of our financial statements by our independent registered public accounting firm. Our entire Board of Directors is involved in appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by our independent accountants.

We anticipate as our Board of Directors increases in size, we will appoint an audit committee, a nominating committee and a corporate governance committee.

COMMUNICATIONS WITH DIRECTORS

We have not adopted a formal process by which shareholders may communicate with the Board of Directors.  Shareholders or other interested parties may communicate with any director by writing to them c/o Douglas P. Morris, Secretary, Bio-Path Holdings, Inc., 3293 Harrison Boulevard, Suite 230, Ogden, UT 84403 or by sending an e-mail to doug.morris10@gmail.com.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer and principal financial officer. This code of ethics is available on our website www.biopathholdings.com

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As described in the attached Form 10-K, in February 2008, Bio-Path Holdings, Inc. completed a merger transaction which resulted in Bio-Path, Inc. becoming a wholly-owned subsidiary of Bio-Path Holdings, Inc.  Prior to the merger, Bio-Path, Inc. issued shares of its common stock to Peter H. Nielsen, Douglas P. Morris and Thomas Garrison at a price of $.001 per share. These individuals are now officers and/or directors of the Company and Bio-Path, Inc.  These shares were converted into a total of 8,555,569 shares of our common stock in the merger transaction

Prior to the merger, and as part of its license agreements with M. D. Anderson Cancer Center, Bio-Path, Inc., issued M. D.  Anderson Cancer Center 3,138,889 shares of its common stock.  In addition, prior to the merger, M. D. Anderson Cancer Center researchers purchased shares of Bio-Path, Inc. common stock at par value.   These shares issued to M. D.  Anderson Cancer Center and such researchers were converted into a total of 8,858,873 shares of our common stock in the merger.

In April 2008, we granted director Gillian Ivers-Read, BSc options to purchase 450,000 shares of our common stock at a price of $0.90 per share.  These options vest over a period of four years.

In December, 2008, we granted director Thomas Garrison, MD options to purchase 75,000 shares of our common stock at a price of $0.30 per share.  These options vest over a period of three years.

In 2008, we granted to Peter H. Nielsen and Douglas P. Morris options to purchase a total of 2,500,000 shares of our common stock at a price of $1.40 per share. These individuals are officers and directors of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2008, such SEC filing requirements were satisfied.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The compensation committee and our Board of Directors (a) annually reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management; (b) selects recipients of awards of incentive stock options and non-qualified stock options and establishes the number of shares and other terms applicable to such awards; and (c) construes the provisions of and generally administers the 2007 Stock Incentive Plan (the “2007 Plan”). A copy of our Compensation Committee Charter is available on our website www.Biopathholdings.com.

The compensation committee of our board of directors has overall responsibility for the compensation program for our executive officers. Our compensation committee consists of an independent director and a non-independent director.  The compensation committee is responsible for establishing policies and otherwise discharging the responsibilities of the board with respect to the compensation of our executive officers, senior management, and other employees. In evaluating executive officer pay, the compensation committee may retain the services of an independent compensation consultant or research firm and consider recommendations from the chief executive officer and persons serving in supervisory positions over a particular officer or executive officer with respect to goals and compensation of the other executive officers. The compensation committee assesses the information it receives in accordance with its business judgment. The compensation committee also periodically is responsible for administering all of our incentive and equity-based plans.

All decisions with respect to executive compensation are first approved by the compensation committee and then submitted, together with the compensation committee’s recommendation, to the members of the board for final approval. Elements of compensation for our executives generally include (1) base salary (typically subject to upward adjustment annually based on individual performance); (2) stock option awards; and (3) health, disability and life insurance.

Our primary objective with respect to executive compensation is to design a reward system that will align executives’ compensation with Bio-Path’s overall business strategies and attract and retain highly qualified executives.  The principle elements of executive compensation are salary, bonus and will, during fiscal 2009, include stock option grants. We intend to stay competitive in the marketplace with our peers.  In considering the elements of compensation, Bio-Path considers its current cash position in determining whether to adjust salaries, bonuses and stock option grants. The following table sets forth summary information about the compensation paid to our officers.

Summary Compensation Table

Name	Year	Salary ($)	Bonus ($)	Stock Option ($)	Total ($)
Peter H. Nielsen, CEO, President	2007	$133,333	$20,000	-0-	$153,333
Chairman	2008	$250,000	-0-	-0-	$250,000
Douglas P. Morris, VP Corporate Development/ Drector	2007	$ 80,000	-0-	-0-	$ 80,000
Corporate Development Director	2008	$120,000	-0-	-0-	$120,000

Stock Option Grants and Exercises During the Fiscal Year Ended December 21, 2008

The following table sets forth information concerning stock option grants made during the fiscal year ended December 31, 2008, to our executive officers named in the “Summary Compensation Table” above. The fair value information in the far right column is for illustration purposes only and is not intended to predict the future price of our common stock. The actual future value of the stock options will depend on the market value of the common stock.

GRANTS OF PLAN-BASED AWARDS

All Other
		Options	Exercise
		Awards:	or Base	Grant Date
		Number of	Price of	Fair Value
		Securities	Option	of Option
	Grant	Underlying	Awards	Awards
Name	Date	Options (#)	($/Sh)	($/Sh)

Peter H. Nielsen	10/7/08	1,500,000	$1.40	$ .99
Douglas Morris	10/7/08	1,000,000	$1.40	$ .99

For the fiscal year ended December 31, 2007 neither of the persons listed in the Summary Compensation Table were granted options or other rights to purchase shares of our common stock. In October 2008 we granted our Chief Executive Officer, Peter Nielsen, an option to purchase 1,500,000 shares of our common stock at a price of $1.40 per share.  In October 2008 we also granted our Vice President of Corporate Development, Douglas P. Morris, an option to purchase 1,000,000 shares of our common stock at a price of $1.40 per share.  Each of the options provides that one-half of the option shares are immediately vested and the remaining one-half of the option shares vest in 36 equal monthly increments. The options are exercisable for a term of ten years from the date of grant.

The following table sets forth certain information with respect to outstanding stock option and warrant awards of the named executive officers for the fiscal year ended December 31, 2008.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008

Option/Warrant Awards
Name	Number of Securities Underlying Unexercised Options/Warrants Exercisable (#)	Number of Securities Underlying Unexercised Options/Warrants Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option/ Warrant Exercise Price ($)	Option/ Warrant Expiration Date
Peter H. Nielsen	791,666	708,334	-	$1.40	10/7/2018
			-
Douglas P. Morris	527,778	472,222	-	$1.40	10/7/2018

Option/Warrant Exercises

No officer or director exercised any option during the fiscal year ended December 31, 2008

Employment Agreements

Our subsidiary Bio-Path, Inc. has entered into employment agreements with its Chief Executive Officer, Peter H. Nielsen and its Vice President of Corporate Development, Douglas P. Morris, dated May 1, 2007.  The employment agreement, as amended, for Mr. Nielsen provides for a base salary of $250,000.  The employment agreement for Mr. Morris provides for a base salary of $120,000.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Mantyla, McReynolds, LLC (“Mantyla McReynolds”) was engaged as the Company’s independent registered public accounting firm on February 21, 2008 following the merger transaction between Bio-Path Holdings, Inc. and Bio-Path, Inc. Audit services provided by Mantyla McReynolds during the 2008 Fiscal Year included the audit of our annual financial statements and services related to filings with the SEC and other regulatory bodies.

Previous Accountant

On February 14, 2008, Bio-Path Holdings, Inc. acquired Bio-Path, Inc in a merger transaction.  Such transaction is further described in a Form 8-K filed on February 19, 2008.  Subsequent to the merger transaction, the Board of Directors of Bio-Path Holdings, Inc. determined that it was in our best interests to appoint the accounting firm of Mantyla, McReynolds, as the independent registered public accounting firm of Bio-Path Holdings, Inc. in place of our previous accounting firm.

Effective March 3, 2008, Spector & Wong, LLP (“Spector & Wong”) our previous accounting firm, was notified that it was no longer our independent registered public accounting firm. The reports of Spector & Wong on our financial statements as of and for the years ended June 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. During the years ended June 30, 2007 and 2006 and through March 3, 2008, there were no disagreements with Spector & Wong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Spector & Wong, would have caused Spector & Wong to make a reference to the subject matter of the disagreement in its reports on our financial statements for such periods.  There were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)) during the years ended June 30, 2007 and 2006 or the subsequent interim period through March 3, 2008.

On February 21, 2008, upon the authorization and approval of the full Board of Directors acting as our audit committee, we appointed the accounting firm of Mantyla McReynolds, LLC as our independent registered accountant.

Principal Accountant Fees and Services

For the fiscal years ended December 31, 2008 and December 31, 2007, Mantyla McReynolds, as our independent registered public accounting firm, billed the approximate fees set forth below.  Our Board of Directors has considered the services provided by Mantyla McReynolds as disclosed below in the captions “Audit Fees”, “Tax Fees” and “All Other Fees” and has concluded that such services are compatible with the independence of Mantyla McReynolds as the Company’s principal accountants.

For the fiscal years 2008 and 2007, the Board of Directors pre-approved all services described below in the captions “Audit Fees”, “Audit-Related Fees”, “Tax Fees” and “All Other Fees”. For fiscal year 2008 and 2007, no hours expended on Mantyla McReynolds’ engagement to audit the Company’s financial statements were attributed to work performed by persons other than full-time, permanent employees of Mantyla McReynolds.

Audit Fees

Aggregate fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and internal control over financial reporting, reviews of the interim condensed consolidated financial statements included in quarterly filings, and services that are normally provided by Mantyla McReynolds in connection with statutory and regulatory filings or engagements, including consents, except those not required by statute or regulation. Aggregate fees billed for audit services were $49,940 and $3,327 for the years ended December 31, 2008 and December 31, 2007, respectively.

Audit-Related Fees

We were billed no audit-related fees by Mantyla McReynolds for the years ended December 31, 2008 or December 31, 2007.

Tax Fees

Tax fees consist of fees billed for professional services rendered for state and federal tax compliance and advice, and tax planning. Aggregate fees for tax services were $887 and $-0- during the years ended December 31, 2008 and 2007, respectively.

All Other Fees

None.

Appointment for 2009

The Board of Directors approved the selection of Mantyla McReynolds, as our independent registered public accounting firm for the 2009 fiscal year and is asking shareholders for ratification of their selection. A representative of Mantyla McReynolds is not expected to be present at the Annual Meeting.

Required Vote

The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Mantyla McReynolds as our independent auditor. In the event that the shareholders do not approve the selection of Mantyla McReynolds, the Board of Directors will reconsider the appointment of the independent auditors. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its shareholders.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Mantyla McReynolds, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The following table sets forth information regarding ownership of the Common Stock as of June 1, 2009  based on filings with the Securities and Exchange Commission by (a) each person known to the Company to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director of the Company, (c) the Company’s Chief Executive Officer, Chief Financial Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission or other reliable information.

Shareholder	Shares Owned	Percentage

Peter H. Nielsen (1) (2)	6,081,098	14.19%
Douglas P. Morris (1) (3)	2,240,923	5.27%
Thomas Garrison,MD (1)(4)	1,761,324	4.20%
Gillian Ivers-Read, BSc (1) (5)	58,852	0.14%
M. D. Anderson Cancer Center	6,930,025	16.51%
Tom Fry	5,533,334	13.20%
All officers and directors as a group (6)	10,142,197	23.31%

Total	41,923,602	100.00%

(1)           These are the officers and directors of Bio-Path.

(2)           Includes 5,164,434 shares owned of record and 916,664 shares issuable upon the exercise of options that are currently exercisable or will be exercisable within 60 days. In addition to the vested options, Mr. Nielsen owns non-vested options to acquire 583,336 shares of common stock that vest on a monthly basis which are exercisable at $1.40 per share.

(3)           Includes 1,629,811 shares owned of record and 611,112 shares issuable upon the exercise of options that are currently exercisable or will be exercisable within 60 days. In addition to the vested options, Mr. Morris owns non-vested options to acquire 388,888 shares of common stock that vest on a monthly basis which are exercisable at $1.40 per share

(4)           Includes 1,761,324 shares owned of record. Thomas Garrison owns non-vested options that vest yearly over the next three years. If such options were to fully vest, he would have the right to purchase a total of 75,000 shares at $0.30 per share.

(5)           Includes 58,852 shares underlying currently vested options exercisable at $0.90 per share.  Gillian Ivers-Read also owns options to purchase 391,148 shares at $0.90 per share which are not currently vested.  These options vest over a period of four years.

(6)           Includes shares of record and shares issuable upon the exercise of currently vested options.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

FORM 10-K

We have furnished or made available a copy of our Annual Report on Form 10-K, as filed with the SEC, including the financial statements thereto to each person whose proxy is being solicited. Our Annual Report on Form 10-Kand exhibits thereto may be viewed on the Internet at www.biopathholdings.com  or at  www.sec.gov.   We will furnish to any such person any exhibit described in the list accompanying the Annual Report.  Requests for copies of such report and/or exhibit(s) should be directed to Douglas P. Morris, Bio-Path Holdings, Inc. 3293 Harrison Boulevard, Suite 230, Ogden, UT 84403

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Deadline for Receipt of Shareholder Proposals for 2010 Annual Meeting

The date by which shareholder proposals must be received by the Company for inclusion in our proxy statement and form of proxy for the 2010 Annual Meeting is February 15, 2010.  Proposals of shareholders of the Company that are intended to be presented by such shareholders at next year’s Annual Meeting of shareholders must also be received by us no later than February 15, 2010, in order that they may be considered at that meeting.  The proxy solicited by the Board of Directors for the 2010 Annual Meeting of shareholders will confer discretionary authority to vote on any proposal presented by a shareholder, and required or permitted to be voted on, at that meeting for which the Company has not been provided with notice on or prior to this date.

 By Order of the Board of Directors

/s/Peter H. Nielsen
    Chairman and Chief Executive Officer

June 8, 2009

YOUR VOTE IS IMPORTANT!
You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy.  Please see the instructions on the proxy and voting instruction card.  Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BIO-PATH HOLDINGS, INC.
 PROXY

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held July 15, 2009

The undersigned hereby appoints  Peter H. Nielsen and Douglas P. Morris or either one of them with full power of substitution, proxies to vote at the Annual Meeting of Shareholders of  Bio-Path Holdings, Inc. (the “Company”) to be held on  July 15, 2009 at 5:00 p.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

1.           To elect as directors, to hold office until the 2010 Annual Meeting of Shareholders and until their successors are elected and qualified, the nominees listed below:

Peter H. Nielsen
Douglas P. Morris
Thomas Garrison, MD
Gillian Ivers-Read, BSc

_________	FOR All nominees listed (except as indicated below)	_________	WITHHOLD AUTHORITY to vote (as to all nominees)

 To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

[Missing Graphic Reference]

2.           To ratify the appointment of Mantyla, McReynolds, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

For	Against	Abstain

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Print Name on Share Certificate	Signature of Shareholder
Print Name on Share Certificate	Signature of Shareholder

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date:___________, ____

PLEASE COMPLETE, DATE AND SIGN THIS PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.